As filed with the Securities and Exchange Commission on September 1, 2017
1933 Act Registration Number – 333-176060
1940 Act Registration Number – 811-05617

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
Post-Effective Amendment No. 20
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 21

SCM Trust
(Exact Name of Registrant as Specified in Charter)

1050 17th Street, Suite 1710
Denver, CO 80265
(Address of Principal Office)

Telephone Number: (415) 398-2727
Stephen C. Rogers
1050 17th Street, Suite 1710
Denver, CO 80265
(Name and Address of Agent for Service)

With copy to:
Timothy S. Johnson
Reed Smith LLP
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Telephone Number: (412) 288-1484

It is proposed that this filing will become effective:

[X]	on September 1, 2017 pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on _________ pursuant to Rule 485(a)

PROSPECTUS

September 1, 2017

SHELTON TACTICAL CREDIT FUND
 Investor Class - DEBTX
Institutional Class - DEBIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

The Fund is not bank deposits and is not guaranteed, endorsed, or insured by any financial institution or government entity, such as the Federal Deposit Insurance Corporation (FDIC). The Fund may not be available in your state. Please check with your Advisor to determine availability for sale in your state.

This Prospectus provides important information about the shares of the Shelton Tactical Credit Fund (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

TABLE OF CONTENTS
FUND SUMMARY	1
SUMMARY OF PRINCIPAL RISKS	3
ADDITIONAL INFORMATION ABOUT THE FUND	5
MANAGEMENT AND ORGANIZATION	8
ADDITIONAL NON-PRINCIPAL INVESTMENT RELATED RISKS	9
RISKS OF FREQUENT TRADING IN FUND SHARES	9
PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES	9
DISCLOSURE OF PORTFOLIO HOLDINGS	10
OTHER REDEMPTION POLICIES	14
OTHER POLICIES	15
PRIVACY STATEMENT	16

FUND SUMMARY

SHELTON TACTICAL CREDIT FUND
Investor Class Ticker Symbol:	DEBTX
Institutional Class Ticker Symbol:	DEBIX

Investment Objective
The Fund investment objective is to seek current income and capital appreciation.

Expenses and Fees
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.17%	1.17%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.33%
Acquired Fund Fees and Expenses(1)
(fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.77%	1.52%
Expense Reimbursement(2)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.69%	1.44%
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[1]
“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

[2]
Shelton Capital Management, the Fund’s investment advisor (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay certain Fund expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, interest, taxes, any class-specific expenses such as Rule 12b-1 distribution fees, shareholder servicing fees, transfer agency fees, dividend and interest and securities sold short, brokerage commissions and extraordinary expenses) do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Reimbursement”). The Expense Reimbursement will remain in effect for at least one year following the consummation of the Reorganization, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the SCM Trust (the “Trust”). The Advisor may recover any previously waived fees and paid expenses from the Fund pursuant to this agreement for three (3) years from the date they were waived or paid. The Advisor’s ability to recover any previously waived fees and paid expenses is subject to the Expense Reimbursement as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Year
Investor Class	$172	$535
Institutional Class	$147	$472

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so to meet the Fund’s investment strategy. By selling a security, the Fund may incur increased brokerage costs which may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio.

Principal Investment Strategies:
The Advisor uses an unconstrained, opportunistic, tactical approach to credit investing, which focuses on corporate fixed income- sensitive securities that generally includes securities like bonds, junk bonds (commonly referred to as high yield), convertible bonds and bank debt. “Tactical” means that the Advisor will make purchases and sales based on its expectations of short-term market opportunities. This can be contrasted with a “buy and hold” strategy where funds tend to have lower turnover and hold positions for longer periods of time. This actively-managed strategy seeks to take advantage of short-term investment opportunities and reduce the correlation to the overall market by trading in and out of positions. The Advisor combines a macro-economic view with company-specific analysis (including a consideration of liquidity) in the construction of the portfolio positions. Macro-economic views are built by evaluating trends in global economies, central bank activities, fund flows and assessing market risk levels. From this analysis, the Advisor then formulates appropriate purchasing and hedging strategies. Hedging is an integral part of portfolio construction and the Advisor uses various investment tools to seek to reduce overall market risk and correlation. Risk limits and portfolio stress tests are performed regularly to evaluate the Fund’s exposure to various risks. The Advisor seeks to preserve capital in challenging markets and will quickly reposition the portfolio if it is necessary in its judgement. The Advisor seeks to add value by using a tactical credit strategy and at times of elevated risk, the Fund may invest 100% of the portfolio in cash or cash equivalents in an effort to protect the portfolio against these perceived risks.

The Fund seeks to achieve its investment objective by investing primarily, under normal market conditions, in corporate fixed income and/or equity securities that it believes are undervalued. It employs relative value, event-driven, and hedging investment styles in allocating Fund assets across asset classes and capital structures including both long and/or short positions in seeking to achieve its investment objective and reduce risk.

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Relative value strategies are designed to profit by the change in values between two securities instead of the movements of the overall market. They typically include long and short positions that seek to exploit disparities in pricing relationships between two instruments, thereby seeking profit from the correction in the “relative value” of the prices of the two securities. Acting on the assumption that prices will revert to true value, as defined by the Advisor using a valuation measure such as dividend yield or price to earnings ratio, over time, the Advisor will sell short the overpriced security and buy the underpriced security. If prices revert to this true value, the trade can be liquidated at a profit.

Event-driven strategies seek to profit from pricing differences or inefficiencies among securities that may occur before or after a unique event, such as bankruptcy, merger, acquisition, spinoff or special dividend. Credit analysis-based strategies seek to profit from pricing differences or inefficiencies among debt securities of issuers that are in some sort of financial distress. Convertible arbitrage debt strategies seek returns from price improvement or recovery proceeds on debt securities of troubled issuers by anticipating improved fundamentals; acquisition by a stronger issuer; or liquidation proceeds in a re-organization, bankruptcy or foreclosure. Each type of strategy typically employs risk-reducing hedging techniques using short selling, futures contracts, options or credit-default swaps and total return swaps.

The Fund may also invest in long and short positions of exchange traded securities. By taking long and short positions in different securities, the Fund attempts to limit the effect of market movements on portfolio performance. The Fund will generally take long positions in securities that the Advisor believes to be undervalued and short positions in securities that they believe to be overvalued, based on the Advisor’s analysis of the issuer’s financial reports and market valuation.

The Fund intends to engage in short selling regularly in conjunction with convertible arbitrage positions, capital structure “event driven” positions, and overall portfolio hedges, as deemed appropriate. The Fund’s short positions may equal up to 75% of the Fund’s net asset value.

The Fund defines fixed income securities as bills, notes, debentures, bonds, loans or loan participations, levered loans or asset-backed securities. The Fund defines equity securities as common stock, preferred stock, or debt that is convertible into common stock. The Fund invests without restriction as to issuer capitalization, country, or credit quality and without restriction as to the maturity of fixed income securities. The Fund plans to invest in high-yield (below investment grade) fixed income securities. High yield or “below-investment grade” securities are securities that are un-rated or rated BB+ or below by S&P or Ba1 or below by Moody’s. These securities involve more risk, and will generally be more volatile than securities rated BBB- or Baa3 or above.

SUMMARY OF PRINCIPAL RISKS
An investment in the Fund’s shares is subject to various risks, including the risk that you may receive little to no income on your investment. You may lose all or part of it. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should carefully consider the following risks.

Credit (or Default) Risk: The risk that the inability or unwillingness of an issuer or guarantor of a fixed income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Convertible Securities Risk: The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Debt Extension Risk: This refers to the risk to the Fund that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general (See High-Yield Securities risk” below).

Derivatives Risk: Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. The risks associated with certain derivative instruments, including futures, options and swap contracts include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

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Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

Equity Securities Risk: Stock markets are volatile. The price of equity securities held by the Fund may fluctuate based on changes in the issuing company’s financial condition, as well as overall market and economic conditions.

Event-Driven Trading Risk: The Fund invests in certain securities which it believes may benefit from certain outcomes including special situations. This is known as “Event-Driven Trading.” Event-Driven Trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

Fixed Income Risk: The risk that the value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

High-Yield (“Junk Bond”) Securities Risk: The Fund may invest in certain non-investment grade fixed income securities, sometimes known as “high-yield bonds” or “junk bonds,” and may subject the Fund to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

Interest Rate/Maturity Risk: The risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer term fixed income securities than shorter-term securities.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Limited Operating History Risk: At present, the Fund has limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The Fund will not invest more than 15% in illiquid securities.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best- performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk of loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The Fund’s potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.

Performance Information
Because the Fund does not have a full calendar year of operations as of the date of this prospectus, performance information is not included in the Fund summary.
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Management
Advisor: Shelton Capital Management serves as investment Advisor to the Fund.

Portfolio Managers: Mr. John Harnisch has served as the Fund’s lead portfolio manager since the Fund’s inception.  Mr. William Mock has served as a member of the portfolio management team since March 29, 2017.

Purchase and Sale of Fund Shares
The Fund’s initial and subsequent investment minimums are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$500	$500,000	$100	$100
All other Fund accounts	$1,000	$500,000	$100	$100

The Fund reserves the right to waive these minimum amounts pursuant to agreements with financial intermediaries.

You may redeem all or portion of your shares on any business day that the Fund is open for business by mail, telephone or our website (www.sheltoncap.com). You may receive the redemption by wire, electronic funds transfer or check.

Taxes
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective
The investment objective of the Fund is to seek to achieve current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon sixty (60) day written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

Additional Investment Strategies and Information
The Fund’s principal investment strategies are discussed in the “Fund Summary” section. Principal investment strategies are those that the Advisor will use on a day-to-day basis to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Advisor uses, or may use, to achieve the Fund’s objective. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s Statement of Additional Information (“SAI”). The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those principal strategies that the Advisor will use under normal market conditions.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Advisor (generally, short-term investment grade fixed income securities) to cover borrowings.

With respect to the Fund, the Advisor may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions. The Fund’s short positions may equal up to 75% of the Fund’s net asset value. While not a principle investment strategy, it is possible that, at certain times, the Fund may be approximately 100% short.

Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

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In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

Risks
The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

Credit (or Default) Risk: The risk that the inability or unwillingness of an issuer or guarantor of a fixed income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Convertible Securities Risk: The Fund may invest in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, until the securities mature or are redeemed, converted or exchanged.

Debt Extension Risk: This refers to the risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Derivatives Risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to hedge or reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for speculative purposes and for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities held by the Fund may fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Event-Driven Trading Risk: The Fund invests in certain securities which it believes may benefit from certain outcomes including special situations. This is known as “Event-Driven Trading.” Event-Driven Trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

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Fixed Income Risk: The risk that when the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments; or the debtor may pay its obligation later than expected, reducing the returns earned by an investment). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and returns to be reduced and fluctuate more than other types of investments.

High-Yield (“Junk bond”) Securities Risk: The Fund may invest in certain non-investment grade fixed income securities (also known as “high-yield bonds” or “junk bonds”), which are generally considered more risky than investment grade fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the o a decline in prices of high yield securities by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade securities. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield securities market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high profile default or just a change in the market’s psychology.

Interest Rate/Maturity Risk: Interest Rate/Maturity Risk is the risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Emerging Markets Debt Fund will vary with changes in interest rates. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund’s investment portfolio, the greater the fluctuation in value. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Limited Operating History Risk: The Fund has a limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have substantial exposure to liquidity risk.

Management Risk: As with any managed fund, the Advisor may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Advisor may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short- term capital gains taxable to shareholders.

Short Sale Risk: Short sales are transactions in which the Fund sells a security it does not own, with the goal of purchasing the security at a later date at a lower price. When affecting a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. The Fund also is required to earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

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The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Smaller Company Risk: Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

MANAGEMENT AND ORGANIZATION

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-management required by the Fund and its shareholders.

On June 28, 2016, the Board of Trustees of the SCM Trust approved the appointment of Shelton Capital Management, a California limited partnership, to serve as the investment advisor to the Fund (the “Advisor”). The advisory agreement between the Advisor and the Trust was approved by the SCM Trust Board of Trustees to be effective upon consummation of the Reorganization and for an initial two-year term thereafter.

The investment advisor for the Fund is Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265. The Advisor has $ 1.8 billion of assets under management as of February 28, 2017. The Advisor has been managing mutual funds since 1985. The Advisor is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolios, the Advisor receives a management fee from the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s report to shareholders for the next annual or semi-annual report period ending after the date of such approval.

Portfolio Managers
Mr. John Harnisch, CFA, is the lead portfolio manager of the Fund. Mr. Harnisch joined the Advisor in July 2016, and prior to that worked at Acuity Capital Management and Babson Capital  Management.

Mr. William Mock has served as a member of the portfolio management team since March 29, 2017. Mr. Mock is also the lead member of the portfolio management team for Shelton’s US Government and municipal fixed income and money market funds.
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The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and each portfolio manger’s ownership of securities in the Fund.

Management Fees
The Advisor receives an annual management fee from the Fund, of 1.17% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the advisory agreement will be available in the Fund’s report to shareholders for the next annual or semi-annual report period ending after the date of such approval.

ADDITIONAL NON-PRINCIPAL INVESTMENT RELATED RISKS

Portfolio Turnover:
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Fund needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some mutual funds, an annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions:
In drastic market conditions, the Advisor may sell all or some of the Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. If this were to occur, the investment goals of the Fund may not be achieved.

Valuation Risk:
The securities held by the Fund will generally be valued using market quotations; however, when such quotations are not readily available or deemed unreliable, securities may be valued using "fair value" techniques as set forth in this prospectus under "How Fund Shares Are Priced." Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

RISKS OF FREQUENT TRADING IN FUND SHARES

Frequent trading of significant portions of the Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

•	Cause the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
•	Force the Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent the Fund significantly invests in illiquid or restricted securities, such as high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

PROCEDURES TO LIMIT SHORT-TERM TRADING IN FUND SHARES

The Fund has adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Fund generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Fund seeks to eliminate such purchases and has taken steps that it deems to be reasonable to discourage such activity. The Fund’s frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in the Fund over certain periodic intervals and above certain dollar thresholds. The policies include reporting trading activity to the Fund’s Board of Trustees, communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Fund makes efforts to identify and restrict frequent trading that could impact the management of the Fund, it receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, it has certain rights listed and detailed later in this prospectus.

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The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Fund’s transfer agent and fund accountant, is responsible for dissemination of information about the Fund’s portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poors, Morningstar, Bloomberg, Reuters, and FactSet. The Fund’s Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Fund will make its portfolio holdings publicly available through filings, within 60 days following the end of a calendar quarter or fiscal quarter, with the Securities and Exchange Commission in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or through such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Shareholders will receive portfolio holdings information via the Fund's annual and semi-annual reports, which will be mailed to shareholders and posted on the Fund's web site. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website. Portfolio holdings are provided to shareholders in the Fund’s annual and semi-annual reports, which are mailed to shareholders and posted on the Fund’s website in accordance with the SEC guidelines.

The Fund accountant shall send portfolio holdings to nationally-recognized rating agencies via electronic transmission at least annually. The Fund or a service provider may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

In accordance with the Fund’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a service provider or any affiliate in connection with disclosure of such information. The CCO will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

Classes of Shares. The Fund offers two classes of shares, Investor Class and an Institutional Class.

Institutional Class shares are available only to institutional investors or to shareholders who invest directly in a Fund or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund.  If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

Distribution (12b-1) Fee
The Investor Class pays RFS Partners (“RFS”), the principal underwriter, an annual distribution fee in the amount of 0.25% based on average  net assets of a fund.  Because distribution fees are paid out of the fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

Opening an Account:
Shares of the Fund may be purchased directly or through third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Fund’s distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them. You’ll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.sheltoncap.com. Additional paperwork may be required for corporations, associations, and certain fiduciaries. The minimum initial investments and subsequent investments for the Fund are as follows:

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class	Institutional Class	Investor Class	Institutional Class
Accounts with Automatic Investment Plan	$500	$500,000	$100	$100
All other Fund accounts	$1,000	$500,000	$100	$100

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The Fund’s distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Fund not to accept unknown third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us, toll-free at (800) 955-9988.

Buying and Selling Shares:
You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988. Keep in mind the following important policies:

•	The Fund may take up to seven business days to pay redemption proceeds.
•	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
•	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
•	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
•
If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

•	The Fund may refuse any purchase or exchange purchase transaction for any reason.
•	Each signature on a request for redemption or account change must be medallion signature guaranteed separately.
•	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

How to Buy Shares:
You may buy shares on any business day that the Fund is open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be processed the following business day.

Make your check payable to the Shelton Funds or in the name of the Fund in which you are investing and mail your check and application to the transfer agent of the Fund, Gemini Fund Services, LLC, at the address indicated below. Please note the minimum initial and subsequent investment amounts previously listed.

Shelton Funds
c/o Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. The Fund does not accept cash, traveler’s checks, or money orders. The Fund’s transfer agent may refuse “starter checks” and checks that are not made payable to the Shelton Funds or the Fund. For new accounts we are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the Fund reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Purchase orders, in good order, received by the Fund’s transfer agent or its designated agent before the close of trading on the NYSE will be processed at the NAV next calculated after an order is received. We reserve the right to reject any transaction instructions that are not in “good order”. Good order generally means that your instructions: (i) Are provided by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions; (ii) Include the fund name and account number and (iii) Include the amount of the transactions (stated in dollars, shares, or percentage). Written instructions also must generally include: (i) An original signature and date from the authorized person(s).); (ii) Signature guarantees or notarized signatures, if required for the type of transaction; (iii) Any supporting documentation that may be required. Written instructions are acceptable when a Fund form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at www.sheltoncap.com or contact a customer service representative a 1-800-955-9988. The Fund reserves the right, without notice, to revise the requirements for good order.

You may also buy shares of the Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Gemini Fund Services, LLC, the Fund’s transfer agent, which may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Fund. Your broker can advise you of specific details. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

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Purchasing by Exchange:
You may purchase shares in the Fund by exchanging shares from an account in one of our other funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Pacific Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good form (as defined below), normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time).

Wire Instructions:
For wiring money to your account, you can obtain specific instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form. “Good form” means that the Fund’s transfer agent has all the information and documentation it deems necessary to affect your order. Please note a Fund and its Manager reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds.

When you make a purchase by check and then request a, redemption your redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 10 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. There will be a 10 day hold on purchases made through ACH. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Fund’s transfer agent or the Fund.

Purchasing Additional Shares:
Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. Please refer to the section titled “Opening an Account” for Investor Class and Institutional Class subsequent investment minimums. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan:
Using the Fund’s AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Fund. The share price of the Fund is subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of the Fund for a period of time and to reject any specific purchase order in whole or in part. The Fund does not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced:
The Fund is open for business every day that the New York Stock Exchange (the "NYSE") is open. The Fund will calculate its net asset value each day that it is open for processing of transactions, and may calculate its net asset value on certain other days as noted below. The net asset value of the Fund is computed by adding the value of all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by its number of shares outstanding. Our Fund accounting service provider calculates this value as of market close, normally 4:00 p.m. Eastern time (1:00 p.m. Pacific time), on each day that the markets are open. However, the Fund may, but does not expect to, determine the net asset value on any other day the NYSE is closed for trading. Occasionally, the Pricing Committee, subject to the supervision of the Board of Trustees, will make a good faith determination of a security’s “fair value” when market quotations are not readily available or deemed unreliable. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good order by the Fund's transfer agent are executed at the net asset value next calculated. The share price of the Fund will vary over time as the value of its securities varies. Portfolio securities of the Fund that are listed on a securities exchange are valued at the last reported sale price. Securities with remaining maturities of 60 days or less are valued using the amortized cost method as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Pricing Committee, subject to the Board’s oversight and review, using consistently applied procedures established by the Board of Trustees. The effect of valuing securities held by the Fund at fair value may be that the price so determined may be different than the price that would be determined if reliable market quotations were available or if another methodology were used.

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Fair Value Pricing:
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund. When such events occur after the close of regular trading on foreign or other exchanges, but before trading on the NYSE is closed (a “Significant Event”) the Fund must determine the “fair value” of the affected security or securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Generally fair value of a portfolio security or other assets shall be the amount the owner of the security or asset might reasonably expect to receive upon its current sale. Generally speaking, the procedure adopted by the Board of Trustees requires the valuation committee or pricing committee, to convene, consider all available information regarding the affected security or securities, and based upon “general valuation considerations” set out in the procedures, arrive at a fair value in light of all of these factors and considerations. To help determine whether a Significant Event has occurred with respect to securities traded principally in foreign markets, the Fund’s accounting service provider has engaged a third party service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of trading on the NYSE. Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.

Performance Information:
All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the SEC. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of the Fund.

How to Sell Shares:
You may redeem all or a portion of your shares on any day that the Fund is open for business. Your shares will be redeemed at the net asset value next calculated, less any applicable redemption fee, after we have received your redemption request in good form. Good form requires that we have clear, actionable instructions that are properly executed by authorized signers on the account. In cases where the transaction requires a medallion signature guarantee, this will be required to meet the good form standard. Remember that the Fund may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this prospectus.

By Mail:
If you have not elected telephone redemption or transfer privileges, you must send a “medallion signature-guaranteed letter of instruction”. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold, (iii) your name, and (iv) your account number to the Fund’s offices. If you have additional questions, please contact us at (800) 955-9988. The Fund’s Transfer Agent requires that each individual’s signature appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange:
You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern time (1:00 p.m. PST).

By Wire:
You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., PST). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer:
You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three days after the sale of your securities. There is no fee for this service.

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Online:
You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature.

By Telephone:
You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Fund to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Fund employs reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Fund nor the Fund’s agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

Systematic Withdrawal Plan:
If you own shares of the Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Fund at (800) 955-9988. The Fund does not send transaction confirmations to individuals participating in a systematic withdrawal option. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

OTHER REDEMPTION POLICIES

Payment of Redemption Procedure: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Advisor, subject to the supervision of the Board of Trustees, reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset value. Should the Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Retirement Plan Redemption: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Fund so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 because of redemptions. The Advisor may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000 minimum. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share price of the Fund will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Fund and the Advisor Reserve Certain Rights, Including the Following:

•	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
•	To modify or terminate the exchange privilege on 60-days written notice.
•	To refuse any purchase or exchange purchase order.
•	To change or waive the Fund’s minimum investment amount.
•	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Fund are restricted or halted, or otherwise as permitted by the SEC.
•	To withdraw or suspend any part of the offering made by this Prospectus.
•	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.
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OTHER POLICIES

Tax-Saving Retirement Plans:
We can set up your new account in the Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Fund reserves the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions:
Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports:
Shareholders of the Fund will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your online account, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

Consolidated Mailings & Householding:
Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, annual report and semi-annual report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988. If you would like to elect out of household based mailing or receive a complimentary copy of the current SAI, annual or semi-annual report, please call the Advisor or write to the Secretary of the Fund at 1050 17th Street, Suite 1710, Denver, CO 80265. The Fund will use this practice for all future mailings.

Electronic Delivery of Documents:
You may sign up for electronic statements online or by calling Shareholder Services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Dividends & Taxes:
Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment the Fund. As a shareholder, you are entitled to your share of the dividends the Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund's shares drops by the amount of the distribution. If you purchase shares of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Revenue Sharing:
The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

15

Identity Verification Procedures Notice:
The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

PRIVACY STATEMENT

Privacy Policy:
When you become a client of the Shelton Tactical Credit Fund, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information (“client information”). We consider your client information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

Our Privacy Principles
•	We do not sell client information.
•	We do not provide client information to persons or organizations outside the Fund who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
•	We afford prospective and former clients the same protections as existing clients with respect to the use of client information.

Information We May Collect:
We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of client information needed for these purposes, such as:

•	From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
•	From your transactions with our transfer agent, such as your transaction history, and account balance.
•	From electronic sources, such as our website or e-mails.

How we use information about You:
The Fund will only use information about you and any other accounts to help us better serve your investment needs or to suggest services or educational materials that may be of interest to you.

Use of E-Mail Address:
If you have requested information regarding the Fund’s products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

•	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports on line instead of by U.S. Mail.
•	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available on line to view, print or download.
•	Tax Form Alerts – Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from e-mails. We do not sell e-mail addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative services for us. We may track receipt of e-mails to gauge the effectiveness of our communications.

Information Disclosure:
We do not disclose any non-public personal information about our clients or former clients to non-affiliated third parties without the client’s authorization. However, we may disclose client Information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

How We Protect Your Information:
We restrict access to your client information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard client information. To further protect your privacy, our website uses the highest levels of internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet. For clients with Internet access, The Fund recommends that you do not provide your user name or password to anyone for any reason. In the event that you hold shares of one or more of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

16

To Learn More:
This prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports:
These are automatically mailed to all shareholders without charge. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. The financial statements included in the Fund’s annual report are incorporated by reference into this prospectus, making it a legal part of the prospectus.

Statement of Additional Information:
This includes more details about the Fund, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

You may obtain a copy of these documents free of charge by calling the Fund at (800) 955-9988, by accessing the Fund's website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC’s public reference room, or by visiting the SEC’s internet site at www.sec.gov.

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-01520
1-202-551-8090
www.sec.gov

The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

1050 17th Street
Suite 1710
Denver, CO 80265
www.sheltoncap.com

Investment Company Act File Number: 811-05617

17

STATEMENT OF ADDITIONAL INFORMATION
September 1, 2017

SHELTON TACTICAL CREDIT FUND
Investor Class – DEBTX
 Institutional Class – DEBIX

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. This SAI should be read in conjunction with the current prospectus (the ‘‘Prospectus’’) for each series of the SCM Trust (each a ‘‘Fund’’). The SAI is hereby incorporated by reference into each Fund’s Prospectus (legally made a part of the Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing shares of any a Fund. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-800-955-9988 or by visiting www.sheltoncap.com. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the ‘‘SEC’’) at 100 F Street NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549.

Table of Contents
ABOUT THE SCM TRUST	1
INVESTMENT POLICIES	2
PORTFOLIO TURNOVER	35
DISCLOSURE OF PORTFOLIO HOLDINGS	35
INVESTMENT LIMITATIONS	35
MANAGEMENT OF THE FUND	36
TAXATION OF THE FUND	45
FINANCIAL STATEMENTS	54
MISCELLANEOUS INFORMATION	55
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	55

ABOUT THE SCM TRUST
The SCM Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of four series which are part of the Trust: the Shelton Greater China Fund, Shelton Real Estate Income Fund, Shelton BDC Income Fund and the Shelton Tactical Credit Fund. The Trust issues its shares of beneficial interest with no par value in different series, each known as a “Fund”. Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares. Shareholder voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees.

Each Fund is a series of the SCM Trust. The Trust is a Massachusetts business trust. The Trust has established the Fund as a separate series of the Trust. The Trust is a Massachusetts statutory trust organized under the laws of the State of Massachusetts on July 15, 1988. The Fund’s principal office is located at 1050 17th Street, Suite 1710, Denver, CO 80265, and the telephone number is 1-800-955-9988. On April 22, 2016 the Trust’s Restated and Amended Declaration of Trust was amended and the Trust was renamed the SCM Trust.

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for purposes such as electing trustees of the Trust (each a “Trustee” and collectively, the “Trustees”), changing fundamental policies, or approving a new investment management agreement. Funds added to the Trust will maintain an entirely separate investment portfolio. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

This SAI relates only to the Shelton Tactical Credit Fund. The Fund issues a two share classes. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shelton Capital Management (the “Advisor”) serves as the investment advisor to the Fund.

INVESTMENT POLICIES

The following information supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The Fund will pursue its investment objectives by following the principal investment strategies set out in the Prospectus, and may also invest in the following types of assets and/or employ the following investment techniques.

Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Bankers Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

Certificates Of Deposit. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

Time Deposits. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of its total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of its total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale- buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Corporate Debt Securities. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Advisor’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard and Poor’s Financial Services LLC (“S&P”) describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch Ratings Ltd. (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.”

For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

Debt Securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Depositary Receipts. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Derivative Instruments. In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund may also purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes: The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet such Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes: There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options: Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts: A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Fund, and thus, is not subject to registration or regulation as such under the CEA in respect of the Fund.

Limitations on Use of Futures and Futures Options: The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, the Fund will limit its trading in “commodity interests,” as that term is defined under applicable CFTC Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable CFTC Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by the Fund, it is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by it.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by it (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by it.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation of the Fund.”

Risks Associated with Futures and Futures Options: There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the margin deposits relating to the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent that the Fund enters into such futures contracts the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts: There are several additional risks associated with transactions in commodity futures contracts.

Storage: Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment: In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, it might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Other Economic Factors: The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.

Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon: Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements: The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in a more cost efficient manner.

OTC Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objective and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund may also enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, it would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked- to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes was phased in during 2013 based on the nature of different swap participants. Given the relatively recent nature of these changes and the fact that many market participants remain in the process of adjusting to the new requirements, it is difficult to assess that impact of these changes on the Fund’s swaps-related activities. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk: In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Risk of Potential Government Regulation of Derivatives: It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments, potentially to the detriment of the Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swap markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury Regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund does invest in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Structured Notes: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor its interest rate risk.

Dollar Rolls: The Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. At the time the Fund enters into a dollar roll, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Emerging Markets: As discussed in the Prospectus, the Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

Restrictions on Certain Investments: A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds: The Fund may invest in Brady Bonds. The Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Equity Linked Securities: The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Fund bears the risk that the issuer of an equity- linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

Event-Linked Exposure:The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities with Buy- Back Features: Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Advisor considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy- back features include standby commitments, put bonds and demand features.

Standby Commitments: The Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles the Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, the Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds: A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long- term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by the Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for the Fund, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features: Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

Foreign Currency and Related Transactions: The Fund may invest in foreign currency- denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

1.	When the Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

2.
If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

3.
If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

4.
The Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging: When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the prediction of the Advisor regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to rollover a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging: Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Taxation of the Fund” below for additional information related to these tax issues.

Foreign Currency Warrants: Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.

Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities: Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper: Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities and Emerging Markets: The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

To determine a stock’s country of origin, the Fund’s definition is where the underlying company is tax domiciled.

Currency Risk and Exchange Risk: Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund (if it invests in foreign securities as measured in U.S. dollars) will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk: A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect its operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information: In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”). Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.

Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards: Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States: The Fund generally holds foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk: The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt: The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks of Investing in Asia-Pacific Countries: In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. The Advisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Advisor, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries: Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.

There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of funds investing significantly in foreign securities can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia: The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

P-notes: The Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India.

Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed below with respect to securities of foreign issuers in general.

Guaranteed Investment Contracts: The Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

Hybrid Instruments: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income from these securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Illiquid Securties: The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Advisor pursuant to guidelines approved by the Board of Trustees. The Advisor will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Inflation-Protected Debt Securities: The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi- annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation- indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Smaller Capitalization Companies: The Fund may invest in smaller capitalization companies which are generally companies with market capitalization up to $2 billion. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Investment Company Securities and Exchange Traded Funds: The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange- traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Advisor believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk: There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Advisor believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

Investments in Commodity/Natura Resource-Related Securities: As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or RICs that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

Tax Risk: The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Loan Participations: The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Money Market Funds: The Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

Mortgage Related Securities and Asset Back Securities: Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage- related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities: The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.

However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Trust’s quality standards.

Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Advisor are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage- related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”): A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.

Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities: Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals: CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities: Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.

Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities: SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Asset-Backed Securities: Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Below Investment Grade Securities: Subject to the limitations set forth in the Prospectus, the Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Advisor performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the Advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A - Description of Securities Ratings.”

In selecting below-investment grade securities, the Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Advisor continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Advisor will consider whether the Fund should continue to hold the security.

In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Participation Interests: The Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset- backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

Preferred Stocked: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Securities and Related Derivatives: The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate- related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over- the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

Repurchase Agreements: The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Advisor. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

Restricted Securities: Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Fund intends to purchase securities that are exempt from registration under Rule 144A.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33- 1/3% of its assets.

Securities Lending: For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

Short Sales: The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, and to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of its assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. Government Obligations: The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, the FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

Variable and Floating Rate Securities: Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

Rights Offerings and Warrants to Purchase Securities: The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions: The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, it does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Zero Coupon Bonds: The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause the Fund to liquidate investments in order to make the required distributions. The IRC requires that the Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund” below for additional information.

Temporary Defensive Positions: The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER

The Advisor anticipates that the Fund’s portfolio turnover rate will be higher in the initial year due to potential restructuring of the portfolio by the Advisor and the fiscal period may not be a full fiscal year. It is anticipated that in the future the portfolio turnover rate will be lower.

DISCLOSURE OF PORTFOLIO HOLDINGS

In accordance with the Trust’s policies and procedures, subject to the pre-approval of the Trust’s Chief Compliance Officer, Gemini Fund Services, LLC (“Gemini”), the Fund’s transfer agent and fund accountant, is responsible for dissemination of information about the Fund’s portfolio holdings to nationally recognized statistical rating organizations and providers of risk management and portfolio analysis tools such as Standard & Poor’s, Morningstar, Bloomberg, Reuters, and FactSet. The Fund’s Chief Compliance Officer may authorize Gemini to disclose portfolio holdings information to rating and statistical agencies.

The Fund’s full portfolio holdings are disclosed in publicly available filings approximately 60 days following the end of a calendar quarter or fiscal quarter with the SEC in applicable regulatory filings including shareholder’s reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Portfolio holdings in the Fund’s annual and semi-annual reports are mailed to shareholders and these reports are also publicly posted on the Fund’s website in accordance with SEC guidelines. Additionally, quarterly reports are filed with the SEC and available on the SEC’s website.

The Fund or the Advisor may disclose the Fund’s portfolio securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so upon pre-approval of the Fund’s Chief Compliance Officer. Examples of legitimate business purposes in which selective disclosure of the Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Advisor; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Fund; or disclosure to a rating or ranking organization.

In accordance with the Trust’s policies and procedures, third parties are required to keep confidential any information disclosed to them and to not engage in trading based on such information in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information. The CCO will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Fund’s portfolio holdings.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1.
Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.
Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3.
Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4.
Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

5.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.
Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7.
Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8.
Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

9.
When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

MANAGEMENT OF THE FUND

Trustees and Officers
The Trustees have the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Trustees appoint the officers of the Trust who are responsible for the day-to-day operations of the Fund. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees
Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

1.
Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

2.	No conflicts which would interfere with qualifying as independent.
3.	Appropriate interpersonal skills to work effectively with other Independent Trustees.
4.	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
5.	Diversity of background.

In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills considered for the Interested Trustees and Officers that the conclusion that each person is qualified to serve in their respective capacity.

Name and Address and Year of Birth	Position and Offices with the Trust	Principal Occupation(s) during the Past Five Years	Other Directorships Held by Director in Past Five Years	Other Relevant Experience
Independent Trustees
Kevin T. Kogler 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1966	Trustee, since 2011	Director, Microbiz AM, LLC, April 2015 to present; President & CEO, Microbiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to present	ETSpreads Trust Shelton Funds	Experience in investment banking and technology industry. M.B.A.
Stephen H. Sutro 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1969	Trustee, since 2011	Managing Partner, Duane Morris LLP (law firm), 2003 to Present	ETSpreads Trust Shelton Funds	Service on boards for nonprofit organizations. J.D.
Marco L. Quazzo 455 Market Street, Suite 1600 San Francisco, CA 94105 Year of Birth: 1962	Trustee, since 2014	Principal, Bartko Zankel Bunzel & Miller, March 2015 to Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to 2015	Shelton Funds	Experience in commercial litigation, real estate litigation and trial practice. J.D..
Interested Trustee[1]
Stephen C. Rogers 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Chairman of the Board & Trustee since 2011	Portfolio Manager, Shelton Capital Management, 2003 to present; Chief Executive Officer, Shelton Capital Management, 1999 to present; Secretary 1999 to November 2012.	ETSpreads Trust Shelton Funds
Officers
Gregory T. Pusch 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Chief Compliance Officer, since March 2017	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO, HarbourVest Partners, 2012-2015
William P. Mock 1050 17th Street, Suite 1710 Denver, CO 80265 Year of Birth: 1966	Treasurer, since 2011	Portfolio Manager, Shelton Capital Management, since 2010 to present; Portfolio Manager, ETSpreads, 2007 to present;	N/A

1	Basis of Interestedness. Stephen C. Rogers is the Chief Executive Officer of Shelton Capital Management the Fund’s investment advisor.

The Trust’s Board met four times during the fiscal year ended December 31, 2015. Currently, the Board has an Audit Committee. The responsibilities of each committee and its members are described below.

Board Leadership Structure and Standing Board Committees: Stephen C. Rogers currently serves as the chairman of the board and has served in such capacity since 2011. Of the board's four members, Stephen C. Rogers is the only member who is an "interested person" as that term is defined in the Investment Company Act. The remaining members are Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the Fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of a fund. The board has also established several committees, as described below. The Audit Committee is comprised solely of Independent Trustees. The board has no lead Independent Trustee. The board believes that the current leadership structure, with Independent Trustees filling all but one position on the board is appropriate and allows for independent oversight of the Fund.

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. During the fiscal year ended December 31, 2016, there were two meetings of the Audit Committee.

Pricing Committee:  The Advisor has a Pricing Committee which reviews and monitors the guidelines and procedures for pricing securities at fair value (the “pricing policies”) adopted by the Board. The Pricing Committee determines the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary.  The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. The Board approves and ratifies the fair value determinations of the Pricing Committee.
Risk Oversight by the Board: As previously disclosed, the board oversees the management of the Fund and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the Fund is one component of the board's oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board's committees assist the board in overseeing various types of risks relating to the Fund. The board receives regular reports from each committee regarding the committee's areas of responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor's risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor's enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board.

As shown in the following table, the Fund pays the fees of the Trustees who are not affiliated with the Advisor, which are currently $520.83 per Trustee per quarter. The table provides information regarding the Fund as of December 31, 2016.

Name/Position	Aggregate Fund Group compensation	Pension or Estimated Retirement benefits accrued as Fund expenses	Annual benefits upon retirement	Total compensation respecting Registrant and Fund complex paid to Trustees
Stephen C. Rogers[1] Chairman of the Board & Trustee	None	None	None	None
Kevin T. Kogler Trustee	$1,667	None	None	$25,000
Stephen H. Sutro Trustee	$1,667	None	None	$25,000
Marco L. Quazzo Trustee	$1,667	None	None	$25,000

1	Basis of Interestedness. Stephen C. Rogers is the Chief Executive Officer of Shelton Capital Management, the Fund’s investment advisor.

Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex as of April 30, 2017:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Stephen C. Rogers	None	Above $100,000
Marco Quazzo	None	None
Kevin T. Kogler	None	Above $100,000
Stephen H. Sutro	None	Above $100,000

Investment Advisory and Other Services
Shelton Capital Management, a California Limited Partnership, is the investment advisor to the Fund pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) effective on March 24, 2017 and for a two-year period thereafter, between SCM Trust and the Advisor. The Advisor is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Inc. (A subchapter S Corporation), which in turn is controlled by a private family trust, of which Mr. Stephen C. Rogers is a co-trustee. Shelton Capital Management managed $1.8 billion in assets of February 28, 2017. The assets under management are comprised of $1.2 billion in mutual fund assets and $605 million in private client assets. Shelton Capital Management has been managing mutual funds since 1985. Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of the Fund’s investment activities.

Pursuant to the Advisory Agreement, the Advisor is required to provide investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. The Advisor’s activities are subject to review and supervision by the Board of Trustees to which the Advisor renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by the Advisor, including, but not limited to, legal fees and expenses of counsel to each Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, any sub-custodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; certain compliance related expenses; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holdings of the Fund; expenses of preparation and distribution of reports, notices and dividends to Fund’s shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; costs of Fund shareholder’s and other meetings; the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Advisor, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For the Advisor’s services the Fund pays a monthly fee computed at the annual rate of 1.17% of average daily net assets of the Fund.

The Advisory Agreement may be terminated without penalty at any time by the Fund (either by the Board of Trustees or by a majority vote of the Fund’s outstanding shares) with 60 day’s written notice. The Advisory Agreement may also be terminated by the Advisor on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Administrative Services
Pursuant to the Restated Fund Administration Servicing Agreement, Shelton Capital Management also serves as the Fund’s Administrator (in such capacity, the "Administrator"). The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Fund, 0.08% on the next $500 million in combined assets of the Fund, and 0.06% on the Fund for assets over $1 billion.

Portfolio Manager
The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Mock and Harnisch managed as of April 30, 2017:

William P Mock

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	7	$220 million	-	-
Other Registered Investment Companies	-	-	-	-
Other Accounts	108	$62 million-	-	-

John E. Harnisch

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	2	$53 million
Other Registered Investment Companies	-	-	-	-
Other Accounts	-	-	-	-

Potential Conflicts
Individual portfolio managers may manage multiple funds. The Advisor manages potential conflicts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Advisor has developed trade allocation systems and controls to help ensure that no one fund, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership: As of March 30, 2017, Mr. Mock held no interest and Mr. Harnisch held between $10,000 to $50,000 interest in the Shelton Tactical Credit Fund.

Compensation of Portfolio Manager
The compensation of the Fund's portfolio managers, include a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Advisor. . Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Managers may also participate in equity ownership of the Advisor. Each element of compensation is detailed below.

Base Salary: The Portfolio Managers are paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus: Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Incentive Compensation: The portfolio managers may receive incentive compensation based on revenue in relation to certain newly opened accounts.

Employee Benefit Program: The Portfolio Managers participate in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the Portfolio Manager is current as of January 1, 2017.

Code of Ethics
The Trust, the Advisor and the Distributor have adopted a joint code of ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and in the case of the Advisor, Rule 204A-1 under the Investment Advisers Act of 1940, as amended) (the "Codes of Ethics"). The Codes of Ethics establish policies and procedures for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures
The Board of Trustees has delegated to the Advisor the authority to vote proxies of companies held in the Fund’s portfolio. The Advisor has entered into a proxy service agreement with a proxy service provider and intends to apply the service provider’s pre-determined proxy voting guidelines when voting proxies on behalf of the Fund. The Advisor recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of the Fund must do so in a manner consistent with the best interests of the Fund and its shareholders. The Board, in conjunction with the Advisor, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third party proxy services agreement is in the best interest of the Fund and its shareholders. The Board will review its determination at least annually. The Advisor seeks to avoid material conflicts of interest by voting in accordance with an independent third party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research performed by the proxy service provider without consideration of any client relationship factors. Further, the Advisor may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 20xx is available (1) by calling the Fund at (800) 955-9988, or (2) on the SEC’s website at http://www.sec.gov.

Principal Underwriter
RFS Partners, a California limited partnership, is the principal underwriter of the Fund's shares under an underwriting agreement with the Trust, pursuant to which RFS Partners agrees to act as the Fund's distribution agent. The Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Advisor. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee. While the shares of the Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of the Fund's shares. In addition, the Advisor may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Fund.

Other Services
Gemini Fund Services, LLC acts as the shareholder servicing agent for the Fund and acts as the Fund’s transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. US Bank (the “Custodian”) acts as custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account for the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Board of Trustees concerning the Fund’s operations. Tait, Weller & Baker, LLP (the "Auditor"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund. The Auditor will provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditor will also audit the books of the Fund once each year. The validity of shares of beneficial interest offered hereby has been passed on by Reed Smith, 225 Fifth Avenue, Pittsburgh, PA 15222.

Policies Regarding Broker-Dealers used for Portfolio Transactions
Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by the Advisor. It is the Advisor’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are affected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

The Advisor does not currently utilize soft dollar arrangements, but may do so in the future. However, in order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that the Advisor believes are important to best execution, the Advisor may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Advisor has a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When the Advisor uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Advisor takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Advisor will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Advisor uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Fund where the total cost is, in the Advisor’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, the Advisor generally considers, among other things, the Broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the Broker, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Advisor believes that such services were bona fide and rendered for the benefit of its clients. During the first year of operation the Fund may pay higher brokerage fees. The Advisor does not currently use soft dollars but may do so in the future with respect to the Fund at its discretion, subject to oversight by the Board of Trustees.

If purchases or sales of securities of funds are considered at or about the same time, transactions in such securities may be allocated among several funds in a manner deemed equitable to all by the Advisor, taking into account the respective sizes of each fund, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a fund.

Additional Information Regarding Purchases and Redemptions of Fund Shares
Purchase Orders
The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Transfer Agent. Once shares of the Fund are purchased, dividends, if any, will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

Payments transmitted by wire and received by the Transfer Agent prior to the close of the Fund, normally at 4:00 p.m. Eastern time (1:00 p.m. PST) on any business day are effective on the same day as received. Wire payments received by the Transfer Agent after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting
All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Transfer Agent. Share certificates will not be issued for the Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's board of directors will be required. Other evidence of corporate status or the authority of account signatories may be required. The Fund reserves the right to reject any order for the purchase of shares of the Fund, in whole or in part. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

Shareholder Redemptions
Requests for redemption and share assignments may be sent to the Fund’s transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130 or to the applicable Fund at 1050 17th Street, Suite 1710, Denver, Colorado, 80265, or for those with telephone redemption privileges, by calling the Fund at (800) 955-9988. For online redemptions, visit the Fund’s website at www.sheltoncap.com.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. On holidays in which the Custodian is closed, transactions will be processed on the following business day.

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $1,000, but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $1,000 before the redemption is processed.

Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Fund upon 60-days’ prior notice to shareholders.

Redemptions in Kind
The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share (“NAV”)
The portfolio securities of the Fund are generally valued at the last reported sale price on the principal exchange on which they were traded. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, the Intercontinental Exchange, Inc. ("ICE") or other applicable exchange, depending on the exchange the contract trades on, typically as of 1:15 p.m., PST. Securities held by the Fund that have no reported last sale for any day that the Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Regardless of the method by which a security's value would otherwise be determined, if significant events affecting the security occur after the close of the exchange on which such security is traded, the Board of Trustees may determine in good faith the fair value of such security. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board of Trustees determines that such valuation does not reflect fair value. The Fund may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

Yield Disclosure and Performance Information
The Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund's past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return
Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund's average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) or over the life of the Fund (i.e., the period from the Fund's inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P (1+T)n = ERV
where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10- year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):
The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P (1+T)n = ATVD
where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)
The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P (1+T)n = ATVDR
where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

The Fund has not been in existence for a full calendar year therefore the average annual compounded rates of return, or total return, for the Fund is not available.

Distribution Rate
The Fund may also include a reference to its current distribution rate in investor communications and sales literature preceding or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a fund’s distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a fund’s yield because it may include capital gains and other items of income not reflected in the Fund’s yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund’s yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund’s shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons
From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include, among others, the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal. In assessing any comparisons of total return, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

TAXATION OF THE FUND

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General: The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification as a Regulated Investment Company: Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax- exempt interest). The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporation shareholders, and either (i) the 20% long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

Excise Tax: If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

MLPs: The Fund may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement.

Original Issue Discount and Market Discount:The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

Options, Futures and Forward Contracts: The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles: Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps and Derivatives: As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss. The Fund’s transactions in swaps or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales: Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position.

Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales: The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales: The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds: If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies: The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions: Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

Foreign Taxation: Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of the foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs: The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

Distributions: Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends”
(distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long- term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of the Fund may be eligible for the 15% long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, a 3.8% Medicare contribution tax on net investment income including interest (excluding, tax- exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. Dividends declared by the Fund in October, November or December of any calendar year to shareholders of record in such a month will be treated for federal income tax purposes s having been received by the shareholder on December 31 of the year if they are paid during January of the following year.

For any fiscal year, the Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of the Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Fund may affect the amount, timing and character of its distributions to shareholders. The Fund is required to file information reports with the Internal Revenue Service (the "IRS") with respect to taxable distributions and other reportable payments made to shareholders.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares: Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

Sales, Exchanges or Redemptions: Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of shares of the Fund.

Backup Withholding: The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State and Local Taxes: State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.

Non-U.S. Shareholders: Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 39.6% in the case of individuals and 35% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax- reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations), then distributions attributable to certain underlying REIT investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of the Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non U.S. shareholders to be required to file a federal income tax return. In addition, in any year where at least 50% of the Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations distributions of the Fund that are attributable to gains from the sale or exchange of shares of USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax Advisors as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on ordinary dividends, and will be imposed on capital gain dividends paid after December 31, 2016, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they timely provide documentation properly certifying that they either (a) have entered into an agreement with the IRS to disclose direct and certain indirect U.S. account holders, or (b) are resident in a jurisdiction that has entered into an intergovernmental agreement with the United States and they have agreed to comply with the requirements of such agreement, and (ii) certain other foreign entities unless they timely certify certain information regarding their direct and indirect substantial U.S. owners.

Shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements: A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax Advisor regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax Advisors to determine whether these reporting requirements are applicable to them.

Tax-Exempt Shareholders: A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

Tax Shelter Reporting Regulations: Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information: For shares of the Fund that are redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Reed Smith, LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties) and the Foreign Account Tax Compliance provisions of the recently-enacted Hiring Incentive to Restore Employment Act of 2010.

Capital Loss Carry Forwards: Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. The Fund has not been in existence for a full or partial fiscal year and therefore any capital loss carryforward for the Fund, if applicable, is not available.

FINANCIAL STATEMENTS

Investor Shares(a)	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period December 16, 2014* to April 30, 2015
Net asset value, beginning of year	$10.47	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (c)	0.63	0.55	0.11
Net gain (loss) on securities (both realized and unrealized)	0.26	(0.08)	0.35
Total from investment operations	0.89	0.47	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.77)	(0.35)	(0.08)
Distributions from capital gains	—	(0.03)
Total distributions	(0.77)	(0.38)	(0.08)
Net asset value, end of year	$10.59	$10.47	$10.38

Total return	8.84%	4.66%	4.57%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$16,112	$11,392	$126
Ratio of expenses to average net assets:
Before expense reimbursements	2.61%	2.91%	6.60%
After expense reimbursements	1.65%	1.86%	1.68%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	4.99%
After expense reimbursements	5.96%	5.29%	2.97%
Portfolio turnover	246%	695%	532%

Institutional Shares(b)	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period December 16, 2014* to April 30, 2015
Net asset value, beginning of year	$10.46	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (c)	0.67	0.56	0.12
Net gain (loss) on securities (both realized and unrealized)	0.27	(0.08)	0.34
Total from investment operations	0.94	0.48	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.78)	(0.37)	(0.08)
Distributions from capital gains	—	(0.03)
Total distributions	(0.78)	(0.40)	(0.08)
Net asset value, end of year	$10.62	$10.46	$10.38

Total return	9.35%	4.78%	4.60%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$19,609	$16,139	$4,448
Ratio of expenses to average net assets:
Before expense reimbursements	2.34%	2.66%	6.35%
After expense reimbursements	1.39%	1.61%	1.42%
Ratio of net investment income (loss) to average net assets
Before expense reimbursements	5.42%
After expense reimbursements	6.37%	5.54%	3.22%
Portfolio turnover	246%	695%	532%

*	Commencement of operations.
(a)	As of the close of business on March 17th, 2017 Class I shares were renamed to Institutional Shares
(b)	As of the close of business on Match 17th, 2017 Class A shares were renamed to Investor Shares
(c)	Calculated based upon average shares outstanding.

MISCELLANEOUS INFORMATION

Shareholders of Fund, who so request, may have their dividends paid out in cash. Dividends, if any will be paid out at least annually. The Trust is currently structured as a single fund; however, under the Trust’s Amended and Restated Declaration of Trust (the “Declaration”), the Board of Trustees has the ability to establish multiple funds (commonly referred to as series) to be housed under the Trust. In such a structure, the shares of each series would have access only to the securities held by such series and would be subject only to the liabilities of such series. Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligation of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligation of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligation. The Fund believes that the likelihood of such circumstances is remote.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's® ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk, as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and cre3dit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings
Moody's
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" - Issuers (or supporting institutions) rated Prime-I have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

''NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P
S&P's short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

''A-2” Obligations are somewhat more susceptible to the-adverse effects of changes in circumstances-and-economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to "D" if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor's issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

"Fl" -Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" -Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" -Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B"-Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" -High short-term default risk. This designation indicates that default is a real possibility.

"RD" -Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. "D" -Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.
•	The ratings do not opinion on the liquidity of the issuer’s securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.
•	The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody's
Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity. of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk. "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be speculative of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb") indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise S&P imputes.
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" bas the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

"C"-An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

"D" - An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR" - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"Local Currency and Foreign Currency Risks - Standard & Poor's issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations.

The ''threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

"AAA"-Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" -Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" -High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" -Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" -Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B" -Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC" -Substantial credit risk. "CCC" ratings indicate that default is a real possibility.

"CC" -Very high levels of credit risk. "CC" ratings indicate default of some kind appears probable.

"C" -Exceptionally high levels of credit risk. "C" ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

"RD" - Restricted default. "RD" ratings indicate an issuer that in Fitch Rating's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal-winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or execution of a distressed debt exchange on one or more material financial obligations.

"D'' Default "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.
•	The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of the issuer's securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.
•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
•	The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody's
Moody's uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG I" through "MIG 3". In addition, those short- term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

"MIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

"MIG 2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG 3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short- term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or "VMIG" scale.

''VMIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

•	Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

SCM Trust
Shelton Tactical Credit Fund

FORM N-1A

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust dated September 21, 2011 is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(b)	Amended and Restated By-Laws of the Registrant dated June 12th, 2011 is incorporated by reference to the Trust's registration statement filed on Form N-1A on August 4, 2011.

(c)	Inapplicable.

(d)	(1) Management Agreement dated May 27, 2011 is incorporated by reference to the Trust’s registration statement filed on Form N-1A on August 4, 2011.

(2) Form of Investment Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Trust’s registration statement filed on Form N-1A on July 27, 2016.

(e)	Underwriting Agreement dated June 13, 2011 is incorporated by reference to the Trust's registration statement filed on Form N-1A on August 4, 2011.

(f)	Inapplicable.

(g)	Custodian Agreement between Shelton Greater China Fund and U.S Bank National Association is incorporated by reference to the Fund’s registration statement filed in Form N-1A on April 29, 2014.

(h)	Other Material Contracts

(1)	Form of Administration Agreement is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(2)	Form of Expense Cap Agreement is incorporated by reference Post-Effective Amendment No. 11 to the Trust’s registration statement filed on July 27, 2016.

(3)	Fund Services Agreement between Shelton Funds Trust and Shelton Greater China Fund Trust and Gemini Fund Services, LLC is filed herewith.

(i)	(1) Opinion and Consent of Counsel to the Registrant is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(2) Opinion and Consent of Local Counsel to the Registrant is incorporated by reference Pre-Effective Amendment No. 1 to the Registration Statement as filed on September 22, 2011.

(3) Opinion and consent of counsel as to legality of shares is incorporated by reference Post-Effective Amendment No. 11 to the Registration Statement as filed on July 27, 2016.

(j)	(1) Powers of Attorney is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed on August 4, 2017.

(k)	Inapplicable.

(l)	Inapplicable.

(m)	Inapplicable.

(n)	Inapplicable.

(o)	Reserved.

(p)	(1) Code of Ethics is incorporated by reference Post-Effective Amendment No. 19 to the Registration Statement as filed August 4, 2017.

Item 29. Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30. Indemnification.

The Fund is permitted by Massachusetts law and required by its Amended and Restated Declaration of Trust to indemnify any Trustee or officer of the Fund against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof unless, (i) by reason of a final adjudication, the Trustee or officer was found to have engaged in willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund; or (iii) in the event of a settlement involving payment by the Trustee or officer or other disposition not involving a final adjudication as described in (i) and (ii) above resulting in a payment by the Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct (a) by a vote of a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter), or (b) by written opinion of independent legal counsel. The Fund may pay the expenses described above in advance of the final disposition of any such legal action provided that the person receiving the payment undertakes to repay such amount if it is ultimately determined that he is not entitled to indemnification provided that either such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in officer act on the matter) or an independent legal counsel in written opinion, shall determine, based upon review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

The Management Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations, Shelton Capital Management (the “Manager”) is entitled to indemnification from the Fund for any act or omission in the course of, or connected with, its rendering of services under the Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons, if any, of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended (the "Act"), and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person, if any, of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, if any, in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

Shelton Capital Management a California limited partnership, is the Registrant's investment advisor. Shelton Capital Management has been engaged during the past two fiscal years as the investment advisor of the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, Shelton Green Alpha Fund, U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, and Short-Term U.S. Government Bond Fund. The principal business address of Shelton Funds is 1050 17th Street, Suite 1710, Denver, Colorado, 80265.

The officer of Shelton Capital Management is Stephen C. Rogers. Mr. Rogers has also served as an officer of the Registrant since June 2011. Mr. Rogers was elected to the Board of Shelton Capital Management as Secretary and Trustee in August 1998, and was elected as Chairman of the Board in October 1999. For additional information, please see Part A of this Registration Statement.

Item 32. Principal Underwriters

RFS Partners is the principal underwriter, and in that capacity distributes the shares of the Fund. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

Item 33. Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130.

Item 34. Management Services

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35. Undertakings.

Inapplicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, the State of Colorado, on September 1, 2017.

SCM Trust
(Registrant)

By /s/ Stephen C. Rogers*
Stephen C. Rogers, Chairman of the Board and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers*	Chairman of the Board and Trustee	September 1, 2017
Stephen C. Rogers

/s/ Kevin T. Kogler*	Trustee	September 1, 2017
Kevin T. Kogler

/s/ Marco Quazzo.*	Trustee	September 1, 2017
Marco Quazzo

/s/ Stephen H. Sutro*	Trustee	September 1, 2017
Stephen H. Sutro

*	Signed by Gregory T. Pusch pursuant to Powers of Attorney filed by Post-Effective Amendment to the Registration Statement as filed on August 4, 2017.